Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2018 Fourth-Quarter and Fiscal Year Performance March 19th, 2019

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended February 3, 2019, filed on March 19, 2019 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for taxes, Net sales, Adjusted EBITDA, Adjusted net income per diluted share and Free cash flow are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt, and Free cash flow referred to in this presentation is included at the end of this presentation under “Capital Structure Overview” and “Reconciliation of Non-GAAP Measures.”

Financial Highlights Focused on Controllable Execution 1 Organic sales exclude A.H. Harris and are adjusted for the net change in selling days; see appendix slide 23 for more information 2 See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share to Net income (loss) and Income (loss) from continuing operations 3 Free Cash Flow is defined as Operating Cash Flow of $205M and $584M, less Capital Expenditures of $36M and $115M, respectively in Q4’18 and FY’18 +22% Net Sales Growth Versus Prior Year (“VPY”) +7% Organic Sales Growth1 VPY +27% Operating Income Growth VPY +$108M Income from Continuing Operations VPY $92M Net Income, an Increase of $101M VPY Q4’17 included a $72M Non-Cash Charge from Tax Reform +23% Adjusted EBITDA2 Growth VPY +43% Adjusted Net Income per Diluted Share2 Growth VPY $169M Free Cash Flow3 Q4’18 FY’18 +18% Net Sales Growth VPY +9% Organic Sales Growth1 VPY +19% Operating Income Growth VPY +$224M Income from Continuing Operations VPY $394M Net Income, a Decrease of $576M VPY FY’17 included a $732M Gain, Net of Tax, from the Sale of a Business and a $72M Non-Cash Charge from Tax Reform +19% Adjusted EBITDA2 Growth VPY +47% Adjusted Net Income per Diluted Share2 Growth VPY $469M Free Cash Flow3

FY'18 Execution Highlights

HDSUPPLY

HD SUPPLY FACILITIES MAINTENANCE

- ✓ **Completed Accelerated Investment in Selling Channels and Enabling Functions**
- ✓ **Rollout of New Website**
- ✓ **Deployed Enhanced Sales Console to Improve Customer Interactions**
- ✓ **New One Million Square Foot Distribution Center in Atlanta to Open in 2019**

HD SUPPLY CONSTRUCTION & INDUSTRIAL

- ✓ **A.H. Harris Integration** Substantially Completed
- ✓ **81% of Branches[1] Delivered Double-Digit Adj. EBITDA %**… +3 Pts VPY
- ✓ **67 Branches** Generating In-Store Purchases >40%
- ✓ **+16% Sales Growth[1]** VPY in **Top Performing Regions**
- ✓ **3 New Locations Opened** in Priority Districts

HD SUPPLY

- ✓ **Improved Capital Structure…** Extended Maturities, Lowered Cost of Capital, Fixed Interest Rate on ~70% Debt
- ✓ **Opportunistically Repurchased 15.5 Million Shares for $585 Million[2]**
- ✓ **Held First Investor Day**

[1] *Existing C&I branches; excludes acquired A.H. Harris locations*
[2] *Under repurchase programs authorized on August 27, 2017 and November 30, 2018. Shares repurchased at an average price of $37.78*

Focused on Controllable Execution

4

Organic Investment, Opportunistic M&A, and Share Repurchases Section 301 Tariffs Manageable at Current Levels; Rebar Stabilizing Topics of Recent Investor Interest Topic Consideration Competitive Environment Tariffs Capital Allocation No Change; Continued Intense Environment Focused on Shareholder Value Creation Non-Residential Favorable, Residential Deceleration Construction Markets C&I Impacted from Rain, Snow and Ice in February Winter Weather

($ in millions, except per share data) Net Sales Note: Organic sales exclude A.H. Harris and are adjusted for the net change in selling days; see appendix slide 23 for more information 1 Q4’17 Net income (loss) and Net income (loss) per diluted share were impacted by a $72M one-time non-cash charge to re-measure our net deferred tax assets as a result of the Tax Cuts and Jobs Act of 2017 2 See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share to Net income (loss) and Income (loss) from continuing operations +22.2% Net Sales Growth VPY Q4’18 Financial Results $1,183 $1,446 +22% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $468 $572 39.6% 39.6% $152 $187 $117 $149 12.8% 12.9% 10.3% +22% -- +10 BPs +23% $91 $123 +27% Q4’17 Adj. EBITDA2 VPY Adj. Net Income2 9.9% Q4’18 $0.49 $0.70 +43% Per Diluted Share2 +$263 +35% Net Income (Loss)1 ($9) $92 +$101 ($0.05) $0.52 +$0.57 Per Diluted Share1 +40 BPs +7% +$87 organic

($ in millions, except per share data) Net Sales Note: Organic sales exclude A.H. Harris and are adjusted for the net change in selling days; see appendix slide 23 for more information 1 FY’17 Net income and Net income per diluted share were impacted by a $732M gain, net of tax, from the sale of a business and a $72M one-time non-cash charge to re-measure our net deferred tax assets as a result of the Tax Cuts and Jobs Act of 2017 2 See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share to Net income (loss) and Income (loss) from continuing operations +18.1% Net Sales Growth VPY FY’18 Financial Results $5,121 $6,047 +18% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $2,033 $2,375 39.7% 39.3% $731 $871 $608 $724 14.3% 14.4% 12.0% +17% -40 BPs +10 BPs +19% $447 $619 +19% FY’17 Adj. EBITDA2 VPY Adj. Net Income2 11.9% FY’18 $2.31 $3.40 +47% Per Diluted Share2 +$926 +38% Net Income1 $970 $394 -$576 $5.01 $2.17 -$2.84 Per Diluted Share1 +10 BPs +9% +$473 organic

Organic Growth in Both Business Units Q4’18 and FY’18 Segment Performance Adj. EBITDA Net Sales ($ in millions) Q4’18 $736 $124 Q4’17 $642 $102 VPY +15% +22% FY’18 $3,089 $546 FY’17 $499 +9% +9% $2,847 VPY Q4’18 $711 $63 Q4’17 $542 $50 VPY +31% +26% FY’18 $2,961 $325 FY’17 $232 +30% +40% $2,279 VPY organic organic +6% +7% +8% +12% Organic, Adjusted for 53rd Week and Holiday Shift in Q4’18; see appendix slide 23 for more information Reported

Q4’18 Taxes and Cash Flow Favorable Tax Asset with Significant Gross Federal Net Operating Loss Carryforwards of Approximately $218 Million ~$94M Tax-affected Amount of Federal and State NOLs Federal NOL Carryforwards and Federal Tax Credits Fully Utilized by Mid-2019 Cash Taxes $4M in Q4’18 $4M Estimated in Q1’19 $65-75M Estimated in FY’19 Effective Tax Rate Approximately 26% $2.2B Net Debt1 at the End of Q4’18 2.6x Net Debt to Adj. EBITDA $469M FY’18 Free Cash Flow $36M of Capital Expenditures in Q4’18 $115M of Capital Expenditures in FY’18 Estimated Capital Expenditures 2% of Net Sales in FY’19 1 Reconciled on slide 19 . “Net Debt” defined as Total Debt plus letters of credit and capital lease obligations, less cash and cash equivalents Note: Contains forward-looking information; please see Disclaimer on slide 2 Taxes Cash Flow Federal NOL Expected to be Fully Utilized During 2019

+13.0% Q4’18 Average Daily Sales Growth Q4’18 Monthly Average Daily Sales (%) 3.2% 19.3% Feb. 6.0% 10.5% 9.2% ’17 Selling Days 23 20 20 25.2% Facilities Maintenance Construction & Industrial (Preliminary) 14.6% 16.7% 10.3% 7.0% 23.1% 18 9.8% 11.7% Nov. Dec. Jan. Prior Year $565 $423 $455 HD Supply Net Sales $426 10.9% 6.8% Q4’18 7.1% 17.3% $391 2.2% 13.3% $421 4.9% 18.6% $390 4.3% 16.4% $372 HD Supply Average Daily Sales Growth VPY ’18 Selling Days 281 20 20 18 Current Year 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 24 20 19 18 ’19 Selling Days Q1’19 6.8% organic 9.5% organic 4.3% organic 2.2% organic 8.1% ($ in millions)

~2 to 3% End Market Growth for FY’19 FY’19 End Market Preliminary Outlook Primary End Market Up ~2 to 3% FY’19 End Market Estimates1 “Living Space” MRO Up 1% to 2% Current View as of March ’19 1 Management estimate end market growth based on multiple quantitative and qualitative inputs Note: Contains forward-looking information; please see Disclaimer on slide 2 Non-Residential Construction Up Low Single Digits to Mid-Single Digits Residential Construction Flat to Up Low Single Digits

FY'19 Guidance

($ in millions)

Net Sales
Midpoint



$6,450
$6,375
$6,300
$6,047
($104)
$5,943
+7%
FY'18
53rd Week
FY'18 Adj.
Core Business Growth[1]
FY'19

Adj. EBITDA
Midpoint



$950
$925
$900
$871
($13)
$858
+8%
FY'18
53rd Week
FY'18 Adj.
Core Business Growth
FY'19

[1] Core Business Growth based on an end market estimate of ~2% to ~3%, ~$23M from A.H. Harris Construction Supplies through March 4, 2019, and above market growth. The end market estimate is the management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income for the full year fiscal 2019 is included in this press release because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

Strong Sales and Earnings Growth

12

Q1'19 Guidance

HD SUPPLY

($ in millions, except per share amounts)

Net Sales



VPY
$1,515
+9%
$1,389
$1,465
+5%
Q1'18
Q1'19

Adj. EBITDA



VPY
$207
+9%
$190
$192
+1%
Q1'18
Q1'19

Adj. Net Income per Diluted Share[1]



VPY
$0.84
+20%
$0.70
$0.75
+7%
Q1'18
Q1'19

	Net Sales	VPY	Adj. EBITDA	VPY	Adj. Net Income per Diluted Share	VPY
Midpoint	$1,490	+7%	$200	+5%	$0.80	+14%

[1] Q1'19 Adjusted Net Income per Diluted Share range assumes a fully diluted weighted average share count of 171 million

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the first quarter of fiscal 2019 is included in this press release because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

+7% Net Sales Growth VPY at Midpoint

13

Current Outlook Summary HD Supply Current Outlook Summary +7% Net Sales VPY at Midpoint $1,465 to $1,515 Net Sales +5% Adj. EBITDA VPY at Midpoint $192 to $207 Adj. EBITDA +14% Adj. Net Income per Diluted Share VPY at Midpoint $0.75 to $0.84 Adj. Net Income per Diluted Share Assumes ~171M Diluted Share Count3 1 End Market estimate of ~2% to ~3% is the management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections 2 Growth rates for full year fiscal 2019 shown adjusted for the 53rd week in fiscal 2018 (Net Sales: $104M, Adj. EBITDA: $13M, Adj. Net Income per Diluted Share: $0.07). See appendix slide 23 for more information. 3 Assumes no additional share repurchases Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from continuing operations per diluted share for the first quarter of fiscal 2019 and full year fiscal 2019 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors +2% to +3% End Market VPY1 +7% Net Sales VPY at Midpoint2 $6,300 to $6,450 Net Sales +8% Adj. EBITDA VPY at Midpoint2 $900 to $950 Adj. EBITDA +10% Adj. Net Income per Diluted Share VPY at Midpoint2 $3.52 to $3.81 Adj. Net Income per Diluted Share Assumes ~171M Diluted Share Count3 Q1’19 FY’19 ($ in millions, except per share amounts)

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Strong Fiscal 2018 Financial and Operational Performance +18% Net Sales Growth VPY +9% Organic Sales Growth1 VPY +19% Adjusted EBITDA2 Growth VPY +47% Adjusted Net Income per Diluted Share2 Growth VPY Sales and Support Associates are Focused and Energized Preparing for a Successful Fiscal 2019 1 Organic sales exclude A.H. Harris and are adjusted for the net change in selling days; see appendix slide 23 for more information 2 See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share to Net income (loss) and Income (loss) from continuing operations Note: Contains forward-looking information; please see Disclaimer on slide 2

Q&A APPENDIX

FY’18 Performance Strong Sales and Earnings Growth 1 Consolidated from March 5, 2018; presented on a 52-week basis to exclude the impact of the 53rd week in Fiscal 2018 2 Includes $104 for the 53rd week, less $10 for the impact of holiday shift. See appendix slide 23 for more information $5,121 FY’17 $359 $94 $6,047 Core Business Growth A.H Harris1 53rd Week and Holiday Shift2 FY’18 Net Sales ($ in millions) $731 FY’17 FY’17 Supply Chain Costs A.H Harris FY’18 FM Accelerated Investments FY’18 Adj. EBITDA $871 $40 $7 53rd Week and Holiday Shift $10 ($12) Core Business Growth $473 $95

2.6x Net Debt to Adjusted EBITDA Capital Structure Overview Debt as of Feb. 3, 2019 Senior ABL Facility Term B-5 Loans Oct. 2018 Senior Unsecured Notes Outstanding Debt4 Less: Cash and Cash Equivalents Net Debt Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or interest rate swaps 2 Subject to applicable redemption price terms 3 Ratings per Moody’s Investor’s Service (“Moody’s”) and S&P Global Ratings (“S&P”). Corporate family ratings shown for Outstanding Debt. 4 Excludes unamortized discounts of $4 and unamortized deferred financing costs of $21 ($ in millions) Interest Rate1 Soft Call Date2 3.83% 4.25% 5.375% 4/5/22 10/17/23 10/15/26 n/a 4/22/19 10/15/21 Plus: Letters of Credit Plus: Capital Lease Obligation $348 750 $2,241 (38) $2,165 1,067 27 87 Moody’s / S&P3 NR, BBB– Ba2, BBB– Ba3, BB– Ba2 Stable, BB+ Stable

Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share data)

Illustrative

	Actual				Estimates	
	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	FY'19
Adjusted EBITDA	$190	$246	$248	$187	*TBD*	*TBD*
(–) Depreciation and Amortization[1]	($24)	($27)	($27)	($28)	(~$28)	(~$114)
(+) Amortization of Acquired Intangibles	$5	$6	$5	$6	~$6	~$23
(–) Interest Expense, Net (GAAP)	($33)	($35)	($32)	($29)	(~$30)	(~$111)
(–) Cash Income Taxes	($2)	($3)	($4)	($4)	(~$4)	(~$70)
(–) Stock-based Compensation	($6)	($6)	($7)	($7)	(~$8)	(~$26)
(+) Other	-	$1	$1	($2)	-	-
= Adjusted Net Income	$130	$182	$184	$123	*TBD*	*TBD*
÷ Diluted Shares Outstanding	~185	~184	~184	~176	~171	~171
= Adjusted Net Income per Diluted Share	$0.70	$0.99	$1.00	$0.70	*TBD*	*TBD*

[1] *Includes Amounts Recorded within Cost of Sales*

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of Adjusted EBITDA to Net income, Adjusted net Income to Net Income and Adjusted net income per diluted share to Net income per diluted share for the first quarter of fiscal 2019 and full year fiscal 2019 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

Illustrative Adjusted EPS Calculation 20

$423M Preliminary February Sales Monthly Net Sales ($) ’19 Selling Days ’18 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’18 20 20 25 20 19 24 20 19 25 18 20 281 20 20 20 25 20 19 24 20 19 25 18 20 23 20 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 FY’19 ’17 Selling Days Facil. Maint. $212 $224 $287 $246 $249 $325 $263 $245 $302 $211 $227 $298 $225 Const. & Ind. $179 $199 $288 $243 $237 $301 $250 $237 $316 $215 $228 $268 $198 20 20 25 19 20 24 20 19 25 18 19 24 20 $406M Total Net Sales Organic Net Sales $391M $423M $575M $488M $486M $626M $513M $481M $618M $426M $455M $565M $423M $406M $539M $455M $451M $583M $479M $447M $573M $397M $427M $535M $400M Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb.

+2.2% Preliminary Average Daily Sales Growth in February Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales (“ADS”) Growth VPY1 (VPY%) 1 Adjusted for acquisitions, divestitures, and selling days. Gray figures denote total average daily sales growth VPY; italicized black numbers represent organic average daily sales growth VPY 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 (Preliminary) FY’18 FY’19 Facil. Maint. 7.1% 5.9% 5.4% 6.3% 7.4% 6.1% 6.0% 9.6% 7.1% 7.0% 9.2% 3.2% 6.0% Const. & Ind. 17.3% 9.4% 16.3% 16.0% 14.0% 14.4% 15.1% 12.6% 8.5% 6.6% 9.7% 5.8% (2.4%) ’19 Selling Days ’18 Selling Days 20 20 25 20 19 24 20 19 25 18 20 282 20 20 20 25 20 19 24 20 19 25 18 20 23 20 ’17 Selling Days 20 20 25 19 20 24 20 19 25 18 19 24 20 Total ADS Growth VPY% Organic ADS Growth VPY% 11.7% 12.0% 17.7% 18.7% 18.7% 17.8% 17.7% 19.4% 16.3% 14.6% 16.7% 10.3% 8.1% 7.5% 10.3% 10.6% 10.4% 9.7% 9.9% 10.9% 7.7% 6.8% 9.5% 4.3% 2.2% Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb.

53rd Week: Net Sales ~$104, Adj. EBITDA ~$13, Adj. Dil. EPS ~$0.07 53rd Week, Holiday Shift, and Organic Sales Growth in FY’18 Note: Sales eliminations not shown 1 Adjusted Net Income per Diluted Share impact was approximately $0.07 for both Q4’18 and FY’18 Net Sales Adj. EBITDA Adj. Net Income per Diluted Share1 ($ in millions, except per share amounts) 53rd Week Holiday Shift Total Facil. Maint. Const. & Ind. $51 ($10) $41 $53 - $53 53rd Week Holiday Shift Total 53rd Week HD Supply $104 ($10) $94 $13 ($3) $10 $0.07 Q4’18 FY’18 FM C&I HDS FM C&I HDS Prior Year Net Sales $642 $542 $1,183 $2,847 $2,279 $5,121 A.H. Harris (52-week basis) – 82 82 – 359 359 53rd Week 53 51 104 53 51 104 Holiday Shift – (10) (10) – (10) (10) Organic Sales 41 46 87 189 282 473 Current Year Net Sales $736 $711 $1,446 $3,089 $2,961 $6,047 Organic Growth, Net of change in selling days VPY% 6.4% 8.5% 7.4% 6.6% 12.4% 9.2%

Reconciliation of Non-GAAP Measures: Net Income (Loss) to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Three Months Ended		Twelve Months Ended	
	Feb. 3, 2019	Jan. 28, 2018	Feb. 3, 2019	Jan. 28, 2018
Net income (loss)	**$ 92**	($ 9)	**$ 394**	$ 970
Less income from discontinued operations, net of tax	**2**	9	**3**	803
Income (loss) from continuing operations	**90**	(18)	**391**	167
Interest expense, net	**29**	31	**129**	164
Provision for income taxes	**30**	101	**135**	193
Depreciation and amortization[1]	**28**	24	**106**	90
Loss on extinguishment & modification of debt[2]	**-**	3	**69**	84
Restructuring charges[3]	**-**	3	**9**	6
Stock-based compensation	**7**	7	**26**	26
Acquisition and integration costs[4]	**1**	1	**6**	1
Other	**2**	-	**-**	-
Adjusted EBITDA	**$ 187**	$ 152	**$ 871**	$ 731

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations
[2] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs, original issue discount and other assets or liabilities associated with such debt. Also include the costs of debt modifications
[3] Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs
[4] Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies

24

Reconciliation of Non-GAAP Measures: Net Income (Loss) to Adjusted Net Income and Adjusted Net Income Per Share

HD SUPPLY

($ in millions, except share and per share amounts)

	Three Months Ended		Twelve Months Ended	
	Feb. 3, 2019	Jan. 28, 2018	Feb. 3, 2019	Jan. 28, 2018
Net income (loss)	**$ 92**	($ 9)	**$ 394**	$ 970
Less income from discontinued operations, net of tax	**2**	9	**3**	803
Income (loss) from continuing operations	**90**	(18)	**391**	167
Provision for income taxes	**30**	101	**135**	193
Cash paid for income taxes[1]	**(4)**	(2)	**(13)**	(16)
Amortization of acquisition related intangible assets (other than software)	**6**	3	**22**	12
Loss on extinguishment & modification of debt[2]	**-**	3	**69**	84
Restructuring charges[3]	**-**	3	**9**	6
Acquisition and integration costs[4]	**1**	1	**6**	1
Adjusted Net Income	**$ 123**	$ 91	**$ 619**	$ 447
Weighted average common shares outstanding (in thousands)				
Basic	**174,831**	184,831	**181,099**	192,236
Diluted	**175,593**	185,897	**181,929**	193,668
Adjusted Net Income Per Share - Basic	**$0.70**	$0.49	**$3.42**	$2.33
Adjusted Net Income Per Share - Diluted	**$0.70**	$0.49	**$3.40**	$2.31

[1] Cash paid for income taxes in fiscal 2017 excludes $13 million in payments related to the sale of the Waterworks business unit
[2] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs, original issue discount and other assets or liabilities associated with such debt. Also include the costs of debt modifications
[3] Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs
[4] Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies

25